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                                                                    EXHIBIT 23.1

                        INDEPENDENT ACCOUNTANTS' CONSENT



The Board of Directors
Carolina First BancShares, Inc.

         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus.


                                             /s/KPMG Peat Marwick LLP
                                             ----------------------------------
                                             KPMG Peat Marwick LLP




Charlotte, North Carolina
August 10, 1998